UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	Aberdeen Greater China Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

Aberdeen Greater China Fund, Inc. (GCH)

Semi-Annual Report
June 30, 2016

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Greater China Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2016. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan, or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

NAV Total Return Performance

For the six-month period ended June 30, 2016, the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was -1.3%, assuming reinvestment of dividends and distributions, compared to a return of -0.2% for the Fund’s benchmark, the MSCI Golden Dragon Index1 on a U.S. dollar basis. The Fund’s total returns for the six-month period ended June 30, 2016 are based on the reported NAV at each financial reporting period end.

Share Price Total Return Performance & Discount

For the six-month period ended June 30, 2016, based on market price of the Fund’s shares, the Fund’s total return was -2.5% assuming reinvestment of dividends and distributions. The market price of the Fund’s share price decreased 2.5% over the six-month period from $8.56 on December 31, 2015 to $8.35 on June 30, 2016. The market price for the Fund’s shares on June 30, 2016 represented a discount of 16.0% to the NAV per share of $9.94 on that date, compared with a discount of 15.0% to the NAV per share of $10.07 on December 31, 2015.

Open Market Share Repurchase Program

On September 21, 2015, the Board of Directors authorized management to continue the open market purchases for an additional one-year period in a maximum aggregate amount of 5% of the Fund’s outstanding shares, determined on October 31, 2015. The Board has instructed management to report repurchase activity to it regularly and to post the number of shares repurchased on the Fund’s website on a monthly basis. During the six-month period ended June 30, 2016, the Fund repurchased 93,874 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarter of each fiscal year is included in the Fund’s Semi-Annual and Annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Aberdeen Greater China Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeengch.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and portfolio charting and other timely data.

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Yours sincerely,

/S/ Alan R. Goodson

Alan R. Goodson

President

[1]

The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index captures the equity market performance of large and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Equities in China, Hong Kong and Taiwan recorded virtually flat performance over the six-month period ended June 30, 2016, despite a torrid start to the calendar year and global market volatility arising from the UK’s unexpected vote to leave the European Union (“Brexit”) towards the end of the period.

Initially, a steep fall in China’s A-shares, volatile yuan and stuttering economy hurt the broader market, spilling over to Hong Kong equities as well. A series of policy gaffes did little to inspire confidence, while oil prices also fell below US$30 a barrel at one point. Subsequently, investor sentiment improved following Beijing’s patchwork of measures to support growth and a bounce in commodities. Around April, market momentum reversed amid much hand-wringing among investors ahead of a potential U.S. summer interest-rate hike, faltering mainland economic growth and perceived discord within Beijing’s leadership. Additionally, a strengthening U.S. dollar fueled fears of further yuan weakness. Then came the double whammy of Morgan Stanley Capital International’s (MSCI’s) decision to delay A-share inclusion in its indexes and the UK’s EU referendum result. Towards the end of the reporting period, stocks stabilized on rising hopes that major central banks stood ready to help support financial markets and keep monetary policy loose.

Elsewhere, the Taiwanese market was supported by better-than-expected economic data and two interest-rate cuts on the back of weak external demand and benign inflation. The country’s political landscape changed dramatically. The ruling Kuomintang lost control of the legislature for the first time. In its place was the pro-independence Democratic Progressive Party, which also provided the nation’s first female president. In her inaugural address, President Tsai Ing-wen stopped short of acknowledging the 1992 “One China” consensus, although she emphasized stable relations with Beijing.

Fund performance review

As discussed in the Letter to Shareholders, the Fund underperformed relative to its benchmark, the MSCI Golden Dragon Index,* over the reporting period. Negative stock selection outweighed positive currency and allocation effects. As bottom-up stock-pickers, our country and sector allocations are driven by where we find what we believe are high-quality companies with attractive valuations. This approach may lead to significant deviations from the index.

In asset allocation, the underweight allocation to China, exposure to Singapore (which is not represented in the benchmark index) and overweight to Hong Kong contributed to Fund performance. Conversely, the overweight to Taiwan was a detractor.

At the stock level, the Fund’s holding in Jardine Strategic was the largest contributor to performance, as its share price rose along with the rally in one of its key listed subsidiaries, Dairy Farm. The Fund’s position in Taiwan Mobile also enhanced performance, as the company’s share price was boosted by indications that Taiwan’s major telecom players would phase out unlimited data plans, possibly improving the competitive environment and corporate earnings in the sector.

Shares of Fund holding MTR Corp. also performed well, given its relative defensiveness. Its stock price was also buoyed by the announcement of a special dividend payout to partially fund the completion of the Express Rail Link. In our opinion, the company’s balance sheet is strong and its cash-flow profile would be able to support such a move. Separately, MTR increased fares by an average of 2.65% in late June, which is expected to increase revenue by HK$400 million (about US$51.6 million). This is the company’s sixth consecutive yearly fare hike, and a portion of the incremental revenue will be used to reduce fares. We believe that the net impact on earnings will be moderate, as MTR has a decent track record of improving internal efficiency and maintaining business margins. We consider MTR to be one of the best subway operators in Asia.

Fund performance for the reporting period also benefited from the absence of a position in CK Hutchison. The conglomerate’s share price fell sharply following the UK’s EU referendum vote, as the company generates over half of its operating profits in the UK and Europe. The lack of exposure to Ping An Insurance also had a positive impact on Fund performance, as the mainland insurance sector underperformed owing to worries over the impact of further interest-rate pressures on asset yields.

In contrast, the Fund’s position in HSBC (which is not represented in the benchmark MSCI Golden Dragon Index) detracted significantly from performance, as the lender continued to be weighed down by higher loan loss provisions, a slowing Chinese economy and global growth concerns. However, HSBC has continued to strengthen its capital position by reducing exposure to riskier assets and streamlining its balance sheet, supported by focused, competent and professional management, in our opinion. Towards the end of the reporting period, the lender’s shares sold off sharply in the wake of the UK referendum results, despite the bank earning most of its profits from outside the UK. Its share price subsequently recovered, rallying during the following week.

The Fund’s holding in Global Brands Group, an apparel and lifestyle products company, also hindered performance as its share price declined amid investors’ concerns about the recovery of the U.S. retail market. However, the company’s exposure to the retail market

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

tends to be more defensive, given its relatively large exposure to the children’s apparel segment.

The lack of a position in Chinese internet company Tencent hurt Fund performance as its share price rose on the back of strong quarterly revenues and profits that exceeded expectations. Towards the end of the reporting period, Tencent announced its acquisition of a majority stake in Supercell, which will add global mobile games to Tencent’s current China-focused portfolio. The Fund does not hold Tencent as we are not sufficiently comfortable with the opaque corporate structures that characterize companies in this space. However, we will continue to track its treatment of minority shareholders.

The Fund’s holding in China Vanke also detracted significantly from performance, as its ownership tussle intensified over the period. The company’s largest shareholder, Baoneng, requested an extraordinary general meeting to oust the entire board, including founder and chairman Wang Shi. Vanke’s board unsurprisingly rejected the proposal. China Resources, Vanke’s second-biggest shareholder, also opposed Baoneng’s move, even though it had earlier aligned with Baoneng against a planned restructuring that could dilute their holdings. As the Fund holds the A share class of Vanke, for which trading had been suspended since December 18, 2015, the Fund has been fair value pricing Vanke under the Fund’s Valuation and

Liquidity procedures by mirroring the movement of the H share on the A share. China Vanke’s A shares subsequently resumed trading on the Shenzhen exchange on July 4, and the Fund’s pricing approach has reverted to normal practice.

Outlook

The most recent mainland data suggest that Beijing is turning less aggressive in its stimulus efforts, as economic growth moderates to a more sustainable pace. Meanwhile, the yuan has been depreciating since December 2015, signaling the central bank’s tolerance of a weaker currency to support the economy and maintain competitiveness. Domestic vulnerabilities and external headwinds continue to challenge policy-making. The International Monetary Fund (IMF) has warned of the urgent need for China to implement reforms more quickly, highlighting rapidly rising corporate debt, especially in state-owned enterprises, and structural overcapacity. Bad loans in the financial sector also pose significant risks, exceeding two trillion yuan (roughly US$300 billion) at the end of May. Externally, Brexit is a key source of uncertainty amid a weak global economy, with performance or earnings affected in the short term, while the longer-term ramifications on Asia remain unclear. Nonetheless, we believe that the fundamentals of the Fund’s holdings will benefit them. In our view, they remain well-run companies, backed by solid financials and good prospects.

Aberdeen Asset Management Asia Limited

*	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

Aberdeen Greater China Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the MSCI Golden Dragon Index for the 1-year, 3-year and 5-year and 10-year periods as of June 30, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	-12.0%	-1.3%	-2.3%	5.6%
Market Value	-12.3%	-2.0%	-3.6%	4.1%
MSCI Golden Dragon Index	-16.8%	4.2%	1.6%	6.1%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit Investor Relations Services fees, without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on each financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengch.com or by calling 800-522-5465.

The annualized net operating expense ratio excluding fee waivers based on the six-month period ended June 30, 2016 was 2.00%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended June 30, 2016 was 1.97%.

Aberdeen Greater China Fund, Inc.

Portfolio Summary (unaudited)

The following table summarized the Fund’s portfolio by country expressed as a percentage of net assets as of June 30, 2016.

Country	As a Percentage of Net Assets
Hong Kong	55.5%
China	29.3%
Taiwan	10.6%
United States	0.7%
Other	3.9%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry group. As of June 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of June 30, 2016, the Fund held 95.4% of its net assets in equities, 0.7% in a short-term investment and 3.9% in other assets in excess of liabilities.

Sector	As a Percentage of Net Assets
Financials	30.6%	*
Industrials	20.3%
Consumer Discretionary	12.4%
Information Technology	10.1%
Telecommunication Services	9.0%
Energy	4.5%
Health Care	3.8%
Consumer Staples	2.5%
Utilities	1.4%
Materials	0.8%
Short-Term Investments	0.7%
Other assets in excess of liabilities	3.9%
	100.0%

*	As of June 30, 2016 the Financials sector consisted of four industries: Real Estate Management & Development, Insurance, Banks, and Diversified Financial Services at 13.3%, 7.9%, 7.6% and 1.8%, respectively, of the Fund’s Net Assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2016:

Name of Security	As a Percentage of Net Assets
AIA Group Ltd.	7.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	6.8%
Jardine Strategic Holdings Ltd.	6.4%
MTR Corp. Ltd.	5.4%
HSBC Holdings PLC	5.0%
China Mobile Ltd.	4.0%
Taiwan Mobile Co. Ltd.	3.8%
Swire Properties Ltd.	3.3%
Swire Pacific Ltd., Class A	2.9%
Hang Lung Properties Ltd.	2.8%

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2016

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—95.4%
COMMON STOCKS—95.4%
CHINA—29.3%
CONSUMER DISCRETIONARY—4.1%
75,000	China International Travel Service Corp. Ltd., A Shares (a)	$498,929
930,400	Fuyao Glass Industry Group Co. Ltd., H Shares (a)	2,165,263
12,500	Yum! Brands, Inc.	1,036,500
		3,700,692
ENERGY—4.5%
1,423,000	CNOOC Ltd. (a)	1,778,062
3,192,000	PetroChina Co. Ltd., H Shares (a)	2,200,049
		3,978,111
FINANCIALS—6.0%
802,000	China Merchants Bank Co. Ltd., A Shares (a)(b)	2,124,143
80,000	China Merchants Bank Co. Ltd., H Shares (a)	180,073
755,952	China Vanke Co. Ltd., A Shares (a)(b)(c)	1,932,095
1,330,000	Yanlord Land Group Ltd. (a)	1,123,023
		5,359,334
HEALTH CARE—3.8%
1,410,000	CSPC Pharmaceutical Group Ltd. (a)	1,254,306
1,265,000	Tong Ren Tang Technologies Co. Ltd., H Shares (a)	2,103,963
		3,358,269
INDUSTRIALS—4.2%
1,030,000	China Conch Venture Holdings Ltd. (a)	2,048,196
432,923	Shanghai International Airport Co. Ltd., A Shares (a)(b)	1,707,420
		3,755,616
INFORMATION TECHNOLOGY—1.9%
510,750	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (a)(b)	1,660,432
MATERIALS—0.8%
2,050,000	Yingde Gases Group Co. Ltd. (a)	743,466
TELECOMMUNICATION SERVICES—4.0%
309,000	China Mobile Ltd. (a)	3,574,278
		26,130,198
HONG KONG—55.5%
CONSUMER DISCRETIONARY—8.3%
3,214,000	Giordano International Ltd. (a)	1,483,509
8,898,000	Global Brands Group Holding Ltd. (a)(d)	794,345
1,270,742	Hongkong & Shanghai Hotels Ltd. (The) (a)	1,300,125
615,600	Samsonite International SA (a)	1,700,538
1,370,000	Shangri-La Asia Ltd. (a)	1,375,484
960,000	Texwinca Holdings Ltd. (a)	715,262
		7,369,263
CONSUMER STAPLES—2.5%
1,990,000	Convenience Retail Asia Ltd. (a)	874,466
206,900	Dairy Farm International Holdings Ltd. (a)	1,396,692
		2,271,158

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2016

Shares	Description	Value (US$)
FINANCIALS—24.6%
1,172,000	AIA Group Ltd. (a)	$7,032,879
1,220,000	Hang Lung Properties Ltd. (a)	2,471,077
67,229	Hong Kong Exchanges and Clearing Ltd. (a)	1,638,945
719,907	HSBC Holdings PLC (a)	4,413,595
228,000	Swire Pacific Ltd., Class A (a)	2,581,092
400,000	Swire Pacific Ltd., Class B (a)	792,819
1,106,400	Swire Properties Ltd. (a)	2,955,066
		21,885,473
INDUSTRIALS—16.1%
128,800	Hong Kong Aircraft Engineering Co. Ltd. (a)	825,744
187,000	Jardine Strategic Holdings Ltd. (a)	5,660,450
1,749,000	Kerry Logistics Network Ltd. (a)	2,262,284
938,000	MTR Corp. Ltd. (a)	4,770,841
8,410,000	Pacific Basin Shipping Ltd. (a)(d)	806,841
		14,326,160
INFORMATION TECHNOLOGY—1.4%
180,000	ASM Pacific Technology Ltd. (a)	1,296,614
TELECOMMUNICATION SERVICES—1.2%
733,000	Asia Satellite Telecommunications Holdings Ltd.	1,054,418
UTILITIES—1.4%
669,130	Hong Kong & China Gas Co. Ltd. (a)	1,224,378
		49,427,464
TAIWAN—10.6%
INFORMATION TECHNOLOGY—6.8%
1,192,000	Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,007,318
TELECOMMUNICATION SERVICES—3.8%
970,000	Taiwan Mobile Co. Ltd. (a)	3,390,385
		9,397,703
	Total Common Stocks	84,955,365
	Total Long-Term Investments—95.4% (cost $99,965,719)	84,955,365
SHORT-TERM INVESTMENT—0.7%
$657,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 06/30/2016, due 07/01/2016 repurchase price $657,001 collateralized by a U.S. Treasury Note, maturing 05/15/2025; total market value of $673,894	657,000
	Total Short-Term Investment—0.7% (cost $657,000)	657,000
	Total Investments—96.1% (cost $100,622,719) (e)	85,612,365

	Other Assets in Excess of Liabilities—3.9%	3,462,093
	Net Assets—100.0%	$89,074,458

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(c)	Illiquid security.
(d)	Non-income producing security.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

PLC —Public Limited Company

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2016

Assets
Investments, at value (cost $99,965,719)	$84,955,365
Repurchase agreement, at value (cost $657,000)	657,000
Foreign currency, at value (cost $2,402,830)	2,396,220
Cash at broker for China A shares	6,963
Cash	863
Interest and dividends receivable	1,012,482
Receivable for investments sold	301,033
Prepaid expenses	14,581
Total assets	89,344,507

Liabilities
Investment management fees payable (Note 3)	72,247
Director fees payable	52,164
Investor relations fees payable (Note 3)	10,561
Administration fee payable (Note 3)	5,780
Other accrued expenses	129,297
Total liabilities	270,049

Net Assets	$89,074,458

Composition of Net Assets:
Common stock (par value $.001 per share)	$8,965
Paid-in capital in excess of par	106,522,434
Accumulated net investment income	1,140,709
Accumulated net realized loss from investment and foreign currency transactions	(3,589,770)
Net unrealized (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(15,007,880)
Net Assets	$89,074,458
Net asset value per share based on 8,965,274 shares issued and outstanding	$9.94

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2016

Investment Income

Income
Dividends (net of foreign withholding taxes of $108,178)	$1,980,492
Interest income	6,652
1,987,144

Expenses
Investment management fee (Note 3)	428,648
Director fees	88,360
Legal fees and expenses	55,980
Insurance expense	42,803
Investor relations services fees (Note 3)	34,445
Administration fee (Note 3)	34,292
Reports and notices to shareholders	31,943
Audit fees	31,577
Custodian and accounting fees	27,639
NYSE listing fee	11,810
Transfer agent’s fees and expenses	11,098
PA franchise tax fee	3,256
Miscellaneous expenses	56,089
Total operating expenses before reimbursed/waived expenses	857,940
Less: Investor relations fee waiver (Note 3)	(11,505)
Net expenses	846,435

Net Investment Income	1,140,709

Realized and Unrealized Gain/(Loss) on Investment and Foreign Currency Transactions

Net realized gain/(loss) from:
Investment transactions	(3,211,589)
Foreign currency transactions	(64,341)
(3,275,930)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions	741,363
Foreign currency translation	30,693
772,056
Net realized and unrealized (loss) from investment and foreign currency related transactions	(2,503,874)
Net Decrease in Net Assets Resulting from Operations	$(1,363,165)

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Changes in Net Assets (unaudited)

	For the Six-Month Period Ended June 30, 2016 (unaudited)	For the Year Ended December 31, 2015

Increase/(Decrease) from Investment Operations

Operations:
Net investment income	$1,140,709	$1,638,720
Net realized gain/(loss) from investment and foreign currency related transactions	(3,275,930)	3,093,382
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	772,056	(11,207,431)
Total (decrease) from investment operations	(1,363,165)	(6,475,329)

Dividends and Distributions to Shareholders from:
Net investment income	—	(1,580,913)
Net realized gains	—	(3,036,469)
Total dividends and distributions to shareholders	—	(4,617,382)

Common Stock Transactions:
Repurchase of shares under open market repurchase policy (93,874 and 140,106, respectively) (Note 6)	(760,536)	(1,373,706)
Change in net assets from capital transactions	(760,536)	(1,373,706)
Net (decrease) in net assets	(2,123,701)	(12,466,417)

Net Assets:
Beginning of period	91,198,159	103,664,576
End of period (including accumulated net investment income of $1,140,709 and 0, respectively)	$89,074,458	$91,198,159

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2016(a) (unaudited)		For the Fiscal Years Ended December 31,
			2015(a)	2014(a)	2013(a)	2012	2011(a)
Per Share Operating Performance:
Net asset value, beginning of period	$10.07		$11.27	$11.43	$13.41	$11.28	$14.30
Net investment income/(loss)	0.13		0.18	0.08	(0.04)	0.05	0.08
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(0.28)		(0.90)	0.11	(0.83)	2.13	(2.93)
Total from investment operations	(0.15)		(0.72)	0.19	(0.87)	2.18	(2.85)
Dividends and distributions to shareholders from:
Net investment income	–		(0.18)	(0.07)	–	(0.05)	(0.18)
Net realized gains	–		(0.33)	(0.16)	(1.34)	–	(0.03)
Total dividends and distributions	–		(0.51)	(0.23)	(1.34)	(0.05)	(0.21)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	(0.12)	–	–	–
Accretion to net asset value, resulting from share repurchases and shares tendered (Note 5)	–		–	–	0.23	–	0.04
Impact due to open market repurchase policy (Note 6)	0.02		0.03	–	–	–	–
Total of capital share transactions	0.02		0.03	(0.12)	0.23	–	0.04
Net asset value, end of period	$9.94		$10.07	$11.27	$11.43	$13.41	$11.28
Market value, end of period	$8.35		$8.56	$9.92	$10.16	$12.86	$10.07

Total Investment Return Based on(b):
Market value	(2.45%	)	(8.15% )	(0.17% )	(10.34% )	28.23%	(21.85% )
Net asset value	(1.29%	)	(4.89% )	0.81%	(3.27% )	19.37%	(19.50% )

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$89,074		$91,198	$103,665	$94,876	$325,476	$273,634
Net operating expenses, net of fee waivers	1.97%	(c)	1.81%	1.99%	2.23%	2.07%	1.66%
Net operating expenses, excluding fee waivers	2.00%	(c)	1.82%	–	–	–	–
Net investment income/(loss)	2.66%	(c)	1.58%	0.66%	(0.32% )	0.39%	0.61%
Portfolio turnover	8%		14%	11%	54%	88%	97%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, and that dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market price.
(c)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2016

1. Organization

Aberdeen Greater China Fund, Inc. (the “Fund”), formerly, The Greater China Fund, Inc., was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company and commenced operations on July 23, 1992. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (I) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (II) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to 4:00 p.m. Eastern time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Equities
China	$1,036,500	$23,161,603	$1,932,095	$26,130,198
Hong Kong	1,054,418	48,373,046	–	49,427,464
Taiwan	–	9,397,703	–	9,397,703
Repurchase Agreement	–	657,000	–	657,000
Total	$2,090,918	$81,589,352	$1,932,095	$85,612,365

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six-month period ended June 30, 2016, securities issued by Convenience Retail Asia Ltd. and Hongkong & Shanghai Hotels Ltd. (The), in the amounts of $874,466 and $1,300,125, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied at June 30, 2016. Also, a security issued by Asia Satellite Telecommunications Holdings Ltd. in the amount of $1,054,418 transferred from Level 2 to Level 1 because there was not a valuation factor applied at June 30, 2016. Also, a security issued by China Vanke Co. Ltd. Class A Shares in the amount of $1,932,095 transferred from Level 2 to Level 3 as the security halted during the period ended June 30, 2016 and is being fair valued using an indexing methodology.

For the six-month period ended June 30, 2016, there were no significant changes to the fair valuation methodologies.

Investments, at value	Balance as of 12/31/2015	Accrued Discounts (Premiums)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Capital Contributed	Distributions / Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of 6/30/2016
China	$–	$–	$–	$–	$–	$–	$1,932,095	$–	$1,932,095
Total	$–	$–	$–	$–	$–	$–	$1,932,095	$–	$1,932,095

Change in unrealized appreciation/depreciation relating to investments still held at June 30, 2016 is $0.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $657,000 as of June 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2016.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies. Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

h. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC.

As compensation for its services, AAMAL receives a monthly fee, computed weekly, at an annual rate of 1.00% of the Fund’s average weekly net assets up to $100 million, 0.90% of the Fund’s average weekly net assets from and including $100 million up to $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million. For the six-month period ended June 30, 2016, AAMAL earned a total of $428,648 in management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the six-month period ended June 30, 2016, the Fund paid a total of $34,292 in administrative fees to AAMI.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2016, the Fund incurred investor relation fees of approximately $34,445, of which AAMI waived $11,505. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2016, were $6,778,068 and $12,678,481, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. During the six-month period ended June 30, 2016, the Fund repurchased 93,874 shares pursuant to its Open Market Repurchase Program (see Note 6). As of June 30, 2016, there were 8,965,274 shares of common stock issued and outstanding.

6. Open Market Share Repurchase Program

On September 21, 2015, the Board of Directors authorized management to continue the open market purchases for an additional one-year period in a maximum aggregate amount of 5% of the Fund’s outstanding shares, determined on October 31, 2015. The Board has instructed management to report repurchase activity to it regularly and to post the number of shares repurchased on the Fund’s website on a monthly basis.

There is no assurance the Fund will purchase any shares or that the share repurchase program will have an impact on the liquidity or value of the Fund or the Fund’s shares. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2016, the Fund repurchased 93,874 shares through this program.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2016

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. China Risk:

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A Shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that relatively new and untested.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized depreciation as of June 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$100,622,719	$9,394,474	$(24,404,828)	$(15,010,354)

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2016.

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund’s Annual Meeting of Stockholders was held on Wednesday, June 22, 2016 at 1735 Market St., 32nd Floor, Philadelphia, Pennsylvania. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect one Class I Director to the Board of Directors of the Fund:

	Votes For	Votes Against	Abstain
Moritz A. Sell	6,855,174.5	478,592.4	2611.5

Directors whose terms of office continued beyond this meeting are as follows: John A. Hawkins, Jonathan J. K. Taylor, and William C. Maher. Mr. Tsim resigned from the Board of Directors effective June 22, 2016. The Board thanks Mr. Tsim for his more than 20 years of service to the Fund and its stockholders.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless Computershare (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax

Aberdeen Greater China Fund, Inc.

Dividend Reinvestment Plan (unaudited) (concluded)

records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at Computershare P.O. Box 30170, College Station, Texas 77842-3170. For further information regarding the plan, you may also contact the Plan Agent directly at 1-800-647-0584.

Aberdeen Greater China Fund, Inc.

Corporate Information

Directors

John A. Hawkins, Chairman

C. William Maher

Moritz A. Sell

Jonathan J.K.Taylor

Officers

Alan Goodson, President and Principal Executive Officer

Jeffrey Cotton, Vice President and Chief Compliance Officer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Bev Hendry, Vice President

Christian Pittard, Vice President

Nicholas Yeo, Vice President and Portfolio Manager

Andrea Melia, Treasurer and Principal Financial Officer

Sharon Ferrari, Assistant Treasurer

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron St. 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2016, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Greater China Fund, Inc. are traded on the NYSE under the symbol “GCH”. Information about the Fund’s net asset value and market price is available at www.aberdeengch.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Greater China Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Simply asset management.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. "Aberdeen" is a U.S. registered service mark of Aberdeen Asset Management PLC.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2016, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2016 through January 31, 2016	18,346	$7.80	18,346	416,521
February 1, 2016 through February 29, 2016	10,700	$7.58	10,700	405,821
March 1, 2016 through March 31, 2016	18,460	$8.14	18,460	387,361
April 1, 2016 through April 30, 2016	13,968	$8.32	13,968	373,393
May 1, 2016 through May 31, 2016	17,600	$8.16	17,600	355,793
June 1, 2016 through June 30, 2016	14,800	$8.41	14,800	340,993
Total	93,874	$8.07	93,874	--

(1)

On October 28, 2014, Aberdeen Greater China Fund, Inc. (NYSE: GCH) (the “Fund”) announced that its Board of Directors, authorized management to make open market purchases from time to time in a maximum aggregate amount of up to 5% of the Fund’s outstanding shares, determined on October 31, 2014, over a one year period. On September 21, 2015, the Board of Directors authorized management to continue the open market purchases for an additional one-year period in a maximum aggregate amount of 5% of the Fund’s outstanding shares, determined on October 31, 2015. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aberdeen Greater China Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 2, 2016

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 2, 2016